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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report, dated February 4, 2000, included in the Annual Report on Form 10KSB of Eufaula Bancorp, Inc. and subsidiaries for the year ended December 31, 1999. We also consent to the reference to our Firm under the caption "Experts" in the aforementioned Registration Statement.

                                         /s/ Mauldin & Jenkins, LLC
                                         --------------------------------------
                                         Mauldin & Jenkins, LLC

Albany, Georgia
January 2, 2001